Exhibit 10.13
SECOND AMENDMENT TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 19, 2010, between RigNet, Inc. a Delaware corporation (“Borrower”), the undersigned lenders (collectively, “Lenders” and each individually, a “Lender”), and Bank of America, N.A., a national banking association, as Administrative Agent (in such capacity, “Agent”) for itself and the other Lenders. Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).
RECITALS
     A. Borrower, Agent and Lenders from time to time party thereto, entered into that certain Credit Agreement dated as of May 29, 2009 (as amended by that First Amendment to Credit Agreement dated as of June 10, 2010, and as further amended, restated, or supplemented from time to time, the “Credit Agreement”).
     B. Borrower has requested that Lenders make an additional $10,000,000 term loan to Borrower under the Credit Agreement.
     C. Borrower, Lenders and Agent agree to amend the Credit Agreement, subject to the terms and conditions of this Amendment.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:
     1. Amendments to Credit Agreement.
     (a) Section 1.01 (Defined Terms) of the Credit Agreement is amended to delete the definitions of “Commitment” and “Fixed Charge Coverage Ratio” in their entireties and replace them with the following:
“Commitment” means, as to each Lender, it’s obligation to make Loans to Borrower pursuant to Section 2.01, on the Closing Date and on the Additional Term Loan Closing Date, as the case may be, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01.
“Fixed Charge Coverage Ratio” means, when determined, the ratio of (a) for Borrower and its Subsidiaries, EBITDA minus cash Taxes, minus cash Restricted Payments made by Borrower to its stockholders, minus $1,000,000 attributable to maintenance capital expenditures, plus any voluntary prepayment of the Obligations, in each case for the immediately preceding four fiscal-quarter period, to (b) for Borrower and its Subsidiaries, the sum of (without duplication) current maturities of long term debt (including, but not limited to, any Subordinated Liabilities and capital leases), however excluding, the scheduled principal payment due and payable by Borrower on the Maturity Date under any Loan, plus interest expense, plus principal payments made in respect of Subordinated Liabilities, in each case for the immediately preceding four fiscal-quarter period.
     (b) Section 1.01 (Defined Terms) of the Credit Agreement is amended to add the following new defined terms in the appropriate alphabetical order:
“Additional Term Loan Commitment” means $10,000,000.

“Additional Term Loan Closing Date” means the date that all the conditions precedent in Section 4.02 are satisfied or waived in accordance with Section 10.01 and the Loans in respect of the Additional Term Loan Commitment are extended by the Lenders.
     (c) Section 2.01 (Term Loan Commitment) is hereby deleted in its entirety and replaced with the following:
               “2.01 Term Loan Commitment.
     (a) Borrower acknowledges and confirms that on the Closing Date, Lenders previously made a single advance term loan to Borrower in the original principal amount of $35,000,00 in the aggregate, and that the Outstanding Amount is equal to $25,520,833.33 as of August 19, 2010 (the “Existing Term Loan”). Borrower reaffirms its obligation to pay the Existing Term Loan in accordance with the terms and conditions of this Agreement and the other Loan Documents.
     (b) Subject to the terms and conditions of this Agreement, each Lender severally and not jointly agrees to make a single advance term loan to Borrower in an amount equal to such Lender’s portion of the Additional Term Loan Commitment on the Additional Term Loan Closing Date (each such loan, together with the Existing Term Loan, a “Loan”). After giving effect to the Borrowings on the Additional Term Loan Closing Date (i) the Outstanding Amount shall not exceed $35,520,833.33, and (ii) the aggregate Outstanding Amount of the Loans of any Lender shall not exceed such Lender’s Commitment as listed on Schedule 2.01. Borrower may prepay the Loans under Section 2.03, and shall repay the Loans pursuant to Section 2.04, but once prepaid or repaid, such Loans shall not be reborrowed. The initial Borrowing on the Closing Date and the subsequent Borrowing on the Additional Term Loan Closing Date shall bear interest based on the Eurodollar Daily Floating Rate, subject to subsequent conversion at Borrower’s option to Eurodollar Rate Loans, as further provided herein.”
     (d) Section 2.02 (Conversions and Continuations of Loans) of the Credit Agreement is hereby amended by deleting subsection (b) in its entirety and replacing it with the following:
     “(b) Following receipt of a Loan Notice, Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Loans, and if no timely notice of a conversion or continuation is provided by Borrower, Agent shall notify each Lender of the details of any automatic conversion to Eurodollar Rate Loans described in the preceding subsection. On the Closing Date and the Additional Term Loan Closing Date, each Lender shall make the amount of its Loan available to Agent in immediately available funds at Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Sections 4.01 and 4.02 on the Closing Date and the Additional Term Loan Closing Date, Agent shall make the funds so received available to Borrower in like funds as received by Agent either by (i) crediting the account of Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) Agent by Borrower.”
     (e) Section 2.04 (Repayment of Loans) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

     “2.04 Repayment of Loans. Commencing on September 30, 2010, and continuing on the last Business Day of each quarter thereafter, Borrower shall repay to the Lenders the principal amount of $2,187,500. On the Maturity Date, Borrower shall repay to the Lenders the Outstanding Amount, together with any accrued and unpaid interest. Any payment of the Loans shall be applied first to Loans bearing interest based on the Eurodollar Daily Floating Rate and then to Eurodollar Rate Loans beginning with those Loans with the least number of days remaining in the Interest Period applicable thereto and ending with those Loans with the most number of days remaining in the Interest Period applicable thereto.”
     (f) Section 4.02 (Conditions to all Credit Extensions) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “4.02 Conditions to all Credit Extensions. Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension, including any Request for Credit Extension on the Additional Term Loan Closing Date, is subject to the following conditions precedent:
          (a) The representations and warranties of Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.
          (b) No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.
          (c) Agent shall have received a Request for Credit Extension in accordance with the requirements hereof.”
     (g) Section 6.16 (Cash Collateral) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “6.16 Cash Collateral. Borrower shall at all times maintain (a) a cash balance of no less than $5,000,000 on deposit in its main operating account at Bank of America (or, at Borrower’s option, invested by Borrower in a certificate of deposit issued by Bank of America), and (b) a cash balance of no less than $5,000,000 on deposit in a demand deposit account at Comerica (or, at Borrower’s option, invested by Borrower in a certificate of deposit issued by Comerica), subject to reduction as follows:
     (i) commencing on July 3, 2011, provided that Borrower has made each scheduled principal payment in respect of the Principal Debt when due, Borrower shall at all times maintain (A) a cash balance of no less than

$3,750,000 on deposit in its main operating account at Bank of America (or, at Borrower’s option, invested by Borrower in a certificate of deposit issued by Bank of America), and (B) a cash balance of no less than $3,750,000 on deposit in a demand deposit account at Comerica (or, at Borrower’s option, invested by Borrower in a certificate of deposit issued by Comerica);
provided that, if any Default or Event of Default exists and is continuing on any proposed date of reduction in the preceding clause (i), then such reduction shall be postponed until the earliest date on which (x) any such Default or Event of Default has been cured, waived or otherwise ceases to exist, and (y) no other Default or Event or Default then exists.”
     (h) Schedule 2.01 (Commitments and Applicable Percentages) of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 to this Amendment.
     2. Conditions. This Amendment shall be effective as of the date first set forth above once each of the following has been delivered to Agent:
     (a) this Amendment executed by Borrower, Required Lenders, and Agent;
     (b) an executed Guarantors’ Consent and Agreement in form, scope and substance satisfactory to the Agent;
     (c) a Request for Credit Extension executed by Borrower;
     (d) an Officer’s Certificate from Borrower certifying as to incumbency of officers, no changes to articles of incorporation and bylaws since the date of the certificate delivered in connection with the Credit Agreement or including only modified constituent documents, and resolutions adopted by the Borrower’s Board of Directors authorizing this Amendment;
     (e) Certificates of Existence and Good Standing of Borrower and each Guarantor from its jurisdiction of organization;
     (f) an Officer’s Certificate from each Guarantor certifying as to incumbency of officers, no changes to its constitutional documents since the date of the certificate delivered in connection with the Credit Agreement, and resolutions adopted by the such Guarantor’s board of directors or managers, as applicable, authorizing this Amendment and the increased amount of its obligations under its respective Guaranty; and
     (g) such other documents as Agent may reasonably request.
     3. Representations and Warranties. Borrower represents and warrants to Agent and each Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Agent and Required Lenders) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Event of Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Agent or any Lender is required for Agent or any Lender to rely on the representations and warranties in this Amendment.
     4. Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Borrower hereby releases Agent and Lenders from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.
     5. Miscellaneous.
     (a) No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Agent’s or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.
     (b) Form. Each agreement, document, instrument or other writing to be furnished to Agent and Lenders under any provision of this Amendment must be in form and substance satisfactory to Agent and its counsel.
     (c) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.
     (d) Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Agent’s counsel.
     (e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.
     (f) Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile or portable document format (PDF). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower, Agent and Lenders. Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

     (g) Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.
     (h) Entirety. The Loan Documents (as amended hereby) Represent the Final Agreement Among Borrower, Agent and Lenders, and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.
[Signatures appear on the following pages.]

     This Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER: RIGNET, INC., a Delaware corporation
By:	/s/ Martin L. Jimmerson
Martin L. Jimmerson
Chief Financial Officer

Signature Page to Second Amendment to Credit Agreement

AGENT: BANK OF AMERICA, N.A., a national banking association
By:	/s/ Anthony Kell
Anthony Kell
Assistant Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER: BANK OF AMERICA, N.A., a national banking association
By:	/s/ Michelle C. Tabor
Michelle C. Tabor
Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER: COMERICA BANK, a Texas banking association
By:	/s/ Steven J. DiPasquale
Steven J. DiPasquale
Vice President

Signature Page to Second Amendment to Credit Agreement

SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES
Closing Date

Lender	Commitment	Applicable Percentage

Bank of America, N.A.	$20,000,000	57.142857143%
Comerica Bank	$15,000,000	42.857142857%
Total	$35,000,000	100.000000000%
Additional Term Loan Closing Date

Lender	Commitment	Applicable Percentage

Bank of America, N.A.	$10,000,000	100.00%
Comerica Bank	$0	0.00%
Total	$10,000,000	100.000000000%
Schedule 2.01

GUARANTORS’ CONSENT AND AGREEMENT
     As an inducement to Agent and Required Lenders to execute, and in consideration of Agent’s and Required Lenders’ execution of, this Amendment, the undersigned hereby consent to this Amendment and agree that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty Agreement executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligation, all of which are in full force and effect. The undersigned further represent and warrant to Agent and Lenders that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) the undersigned is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Event of Default has occurred and is continuing. Each Guarantor hereby releases Agent and Lenders from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment. This Consent and Agreement shall be binding upon the undersigned, and their legal representatives and permitted assigns, and shall inure to the benefit of Agent and Lenders, and their successors and assigns.

GUARANTORS: LANDTEL, INC. (formerly known as LandTel II, Inc.), a Delaware corporation
By:	/s/ Martin L. Jimmerson
Martin L. Jimmerson
President

LANDTEL COMMUNICATIONS, L.L.C., a Louisiana limited liability company
By:	/s/ Martin L. Jimmerson
Martin L. Jimmerson
Manager

RIGNET SATCOM, INC., a Delaware corporation
By:	/s/ Martin L. Jimmerson
Martin L. Jimmerson
Chief Financial Officer

Guarantors’ Consent to Second Amendment to Credit Agreement